                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Exchange Act Rule 14a-11(c) or 14a-12

                           Cybex International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which the transaction applies:

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     (2) Aggregate number of securities to which the transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:

                           CYBEX INTERNATIONAL, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 18, 1999

                               ----------------

  The Annual Meeting of Shareholders of Cybex International, Inc., a New York corporation (the "Corporation"), will be held at the Corporation's executive offices located at 10 Trotter Drive, Medway, Massachusetts 02053 on Tuesday, May 18, 1999 at 2:00 P.M., local time, for the following purposes:

    1. To elect two directors.

    2. To approve an amendment to the Corporation's 1995 Stock Retainer Plan for Non-Employee Directors to reserve an additional 75,000 shares of common stock for issuance thereunder.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

  TO MAKE CERTAIN THAT YOUR SHARES WILL BE VOTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.

                                          By Order of the Board of Directors

                                          Joan Carter
                                          Secretary

Medway, Massachusetts
April 16, 1999

                           CYBEX INTERNATIONAL, INC.

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          To be held on May 18, 1999

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cybex International, Inc. (the "Corporation" or the "Company") to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 18, 1999 and at any adjournments of the meeting (the "Annual Meeting"). Shareholders of record at the close of business on March 31, 1999 will be entitled to notice of, and to vote at, such meeting.

  The mailing address of the Corporation's principal executive offices is 10 Trotter Drive, Medway, Massachusetts 02053. The approximate date on which this Proxy Statement and the form of proxy were first sent or given to the shareholders of the Corporation was April 16, 1999.

  The Annual Report of the Corporation for the year ended December 31, 1998, including audited financial statements, accompanies this Proxy Statement.

  Merger. On May 23, 1997, the shareholders of the Corporation approved the merger of Trotter Inc. ("Trotter") with a wholly-owned subsidiary of the Corporation (the "Merger"). As a result of the Merger, (1) Trotter became a wholly-owned subsidiary of the Corporation, (2) 4,273,056 shares of the Corporation's common stock were issued to UM Holdings, Ltd. ("UM") in exchange for all of the issued and outstanding Trotter shares, and (3) options to purchase Trotter shares held by various officers, directors and employees of Trotter were converted to options to purchase 436,920 shares of the Corporation's common stock.

                                 VOTING RIGHTS

  As of the close of business on the record date, the Corporation had outstanding 8,676,678 common shares, par value $.10 per share ("Common Shares"). At all meetings of shareholders, holders of Common Shares are entitled to one vote, exercisable in person or by proxy, for each Common Share held.

  Shareholders who execute proxies may revoke them at any time before they are voted by notice to the Corporation in writing or at the meeting or by delivering, at or prior to the meeting, a properly executed later-dated proxy. Shares represented by an effective proxy given by a shareholder will be voted as directed, unless authority to vote is withheld. If a signed proxy is received but no specification is made thereon, the shares represented thereby will be voted in accordance with the recommendations of the Board of Directors.

  A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to conduct the election of directors and any other matters which may come before the meeting. If such a majority is represented at the meeting, then the two nominees for director who receive the highest number of votes cast will be elected. The affirmative vote of at least a majority of the votes cast is required for the approval of the amendment to the Stock Retainer Plan and any other matter coming before the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                             ELECTION OF DIRECTORS

                               (Proposal No. 1)

  The Board of Directors currently consists of nine directors divided into three classes. Two persons are to be elected to the Board of Directors at the Annual Meeting to serve until the 2002 Annual Meeting. Management's nominees for election as directors are Joan Carter and Alan H. Weingarten. Thomas W. Kahle, a director whose term expires at the Annual Meeting, has informed the Company that he does not wish to seek reelection at the meeting, and the Board of Directors immediately upon the Annual Meeting will be reduced in size to eight. The Corporation's remaining six directors will continue in office for the terms specified below. The persons named in the enclosed Proxy intend to vote for the election of the two nominees named above, unless instructions to the contrary are given therein. Proxies may not be voted for a greater number of persons than the number of nominees named below.

  The nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the person or persons voting the proxies will vote for such nominees as the Board of Directors of the Corporation may select.

  Nominees for directors who receive a plurality of the votes cast by the holders of the outstanding Common Shares entitled to vote at the Annual Meeting will be elected. Abstentions, broker non-votes, and withheld votes are not counted in determining the number of votes cast for any nominee for director. The Board of Directors recommends a vote FOR each nominee.

  The following table lists the name, age, principal occupation and certain business experience of each of the two nominees and the six continuing directors of the Corporation whose terms of office will continue after the Annual Meeting, the year in which each director's term of office will expire (assuming, in the case of each of the nominees, such nominees are elected at the Annual Meeting) and the year in which each director was first elected as a director of the Corporation.

  With the exception of Mr. Aglialoro and Ms. Carter, who are married, there are no family relationships between the directors and executive officers of the Company.

                          Age at                                                          Year First
                         March 1,          Principal Occupation and            Year Term    Became
Name                       1999           Certain Business Experience         Will Expire  Director
----                     -------- ------------------------------------------- ----------- ----------
Nominee for Director
Joan Carter.............    55    President and Chief Operating Officer of UM    2002        1997
                                  Holdings Ltd. ("UM"), which she co-founded
                                  in 1973. UM was the sole stockholder of
                                  Trotter prior to the Merger, and is
                                  presently a significant shareholder of the
                                  Corporation. She served as a Director of
                                  Trotter since 1983. Director, Premier
                                  Research Worldwide, Ltd., a clinical
                                  research organization, and Chairman of the
                                  Board, Federal Reserve Bank of
                                  Philadelphia.
Alan H. Weingarten......    58    Alan H. Weingarten & Associates, Inc.,         2002        1987
                                  consultants in general management,
                                  marketing and product planning, since 1986.
Continuing Directors
John Aglialoro..........    55    Chairman and Chief Executive Officer of UM,    2000        1997
                                  which he co-founded in 1973. He served on
                                  Trotter's Board of Directors since 1983.
                                  Director, Premier Research Worldwide, Ltd.
James H. Carll..........    50    Partner since 1983 of Archer & Greiner, A      2001        1997
                                  Professional Corporation, a law firm which
                                  acts as general counsel for the
                                  Corporation. Director, Southern Jersey
                                  Bancorp, a bank holding company.

                          Age at                                                          Year First
                         March 1,          Principal Occupation and            Year Term    Became
Name                       1998           Certain Business Experience         Will Expire  Director
----                     -------- ------------------------------------------- ----------- ----------
Kay Knight Clarke.......    60    President, Templeton, Ltd., a management       2000        1996
                                  consulting company, since 1995. President,
                                  Micro Marketing Division of Advo, Inc., a
                                  direct marketing company, from 1991 to
                                  1995. Senior Vice President of Business
                                  Development, Advo, Inc., from 1990 to 1991.
                                  Director, Guardian Life Insurance
                                  Corporation of America (a mutual insurance
                                  company) and the Providence Journal Co.
Peter C. Haines.........    48    President and Chief Executive Officer of       2001        1998
                                  the Corporation since May, 1997. Prior to
                                  the Merger Mr. Haines was employed by
                                  Trotter since 1980, serving as its
                                  President since 1983.
Arthur W. Hicks, Jr.....    40    Vice-President and Chief Financial Officer     2001        1997
                                  of UM since 1988. Mr. Hicks was elected to
                                  Trotter's Board of Directors in 1994.
                                  Director, Premier Research Worldwide, Ltd.
Jerry Lee...............    62    Retired. Partner of Ernst & Young, LLP from    2000        1997
                                  1969 to 1995, including managing partner of
                                  the Philadelphia office from 1979 to 1989.
                                  Director, Premier Research Worldwide, Ltd.

Meetings and Committees of the Board of Directors

  The Board of Directors of the Corporation held six meetings during 1998. All directors attended more than 75% of the meetings of the Board and their respective Board Committees.

  The Board of Directors has standing Executive, Audit, Compensation and Personnel, and Stock Option Committees.

  The Executive Committee consists of Joan Carter, James Carll and John Aglialoro (Chair). The Executive Committee has, with certain exceptions, all of the authority of the Board of Directors. In addition, the Executive Committee makes recommendations to the Board with respect to management nominees to the Board and reviews and makes recommendations with respect to such shareholder nominees to the Board as may be submitted to the Corporation. The Executive Committee will consider the names and qualifications of candidates for the Board of Directors submitted by shareholders in accordance with the procedures described in "Shareholder Proposals and Director Nominations for 2000 Annual Meeting".

  The Executive Committee also evaluates the performance of the Corporation's Chief Executive Officer, recommends committee selections to the Board, and evaluates and makes recommendations regarding the administration of the Board of Directors and Director compensation. The Executive Committee held one meeting during 1998, and also acted by unanimous written consent.

  The Audit Committee consists of Alan H. Weingarten, Jerry Lee and Arthur W. Hicks, Jr. (Chair). The functions of the Committee are to recommend to the Board of Directors the engagement and discharge of the independent auditors for the Corporation, analyze the report of such auditors, and make such recommendations to the Board with respect thereto as such committee may deem advisable. The Committee held seven meetings in 1998.

  The Compensation and Personnel Committee currently consists of Thomas W. Kahle, Kay Knight Clarke, and Joan Carter (Chair). The function of the Committee is to make recommendations to the Board of Directors concerning executive compensation and benefits policies for the Corporation. The Committee held six meetings during 1998.

  The Stock Option Committee consists of Kay Knight Clarke and Jerry Lee (Chair). The Committee administers the Corporation's stock option plans, awarding stock options to key employees and non-employee directors of the Corporation and determining the terms and conditions on which the options are granted. The Committee held two meetings during 1998.

Compensation of Directors

  The Company's compensation program for nonemployee directors during 1998 provided that each nonemployee director receive an annual retainer of $18,000, seventy percent of which was paid in shares of Company Common Stock (using the price per share on January 1 of such year) pursuant to the Company's 1995 Stock Retainer Plan for Nonemployee Directors (the "Retainer Plan"). In addition, Committee chairmen receive an annual retainer of $2,400. Directors also receive $1,000 per day for each Board meeting attended, $500 per telephone meeting and $500 for each Committee meeting attended. During 1998 pursuant to the Retainer Plan, non-employee directors received, depending upon the portion of the year served, between 96 shares and 1,034 shares of Company Common Stock, representing the stock component of their annual retainer. In addition, and separate from the Retainer Plan, John Aglialoro receives, for serving as the Chairman of the Board, shares of Company Common Stock at the rate of 5,000 shares per annum.

Certain Relationships and Related Transactions

  On May 23, 1997, Trotter Inc. ("Trotter") and a wholly-owned subsidiary of the Corporation were merged (the "Merger"). As a result, Trotter, which prior to the Merger was a wholly-owned subsidiary of UM Holdings Ltd. ("UM"), became a wholly-owned subsidiary of the Corporation and UM was issued 4,273,056 shares of the Corporation's Common Shares in exchange for all of Trotter's outstanding shares. John Aglialoro and Joan Carter are executive officers and directors of UM and effectively own 100% of the stock of UM. Upon consummation of the Merger, Mr. Aglialoro was elected the Chairman and Ms. Carter a director of the Corporation; in accordance with the merger agreement, Messrs. Carll, Hicks and Lee were also elected to the Board and Mr. Haines was appointed the Corporation's Chief Executive Officer.

  Until the consummation of the Merger, Trotter was included in the consolidated income tax filings of UM. Trotter, UM and other subsidiaries of UM entered into a tax sharing agreement pursuant to which Trotter paid to UM amounts equal to the income taxes which Trotter would otherwise have paid had it filed separate income tax returns. The portion of the Company's 1997 net operating loss attributable to Trotter represents a net operating carry forward available to UM. UM has agreed to remit $585,000 to Cybex upon its utilization of this net operating carry forward. Pursuant to the tax sharing agreement, UM has agreed to indemnify Trotter from any liability pertaining to an adjustment or proposed adjustment of the UM consolidated tax returns, to the extent pertaining to UM or its subsidiaries other than Trotter and its subsidiaries; likewise, Trotter has agreed to indemnify UM from any liability relating to any adjustment or proposed adjustment to the consolidated tax returns of UM to the extent pertaining to Trotter or any of its subsidiaries.

  James H. Carll, a director of the Company, is a stockholder of Archer & Greiner, P.C., which acts as general counsel of the Corporation and UM.

                            EXECUTIVE COMPENSATION

Report of the Compensation and Personnel Committee on Executive Compensation

  The Compensation and Personnel Committee of the Board of Directors consists entirely of non-management directors and its primary function is to make recommendations to the Board of Directors concerning executive compensation and benefit policies for the Company.

  The Committee believes that the most effective compensation program is one that provides executives with competitive base salaries and incentives to achieve both current and long-term strategic business goals of the Company. Compensation should reward results, not effort, and be tied to shareholder value.

  The Committee seeks to accomplish this result by having annual incentive compensation tied to measurements based on earnings per share. Long-term incentive compensation is based on stock option awards, where the ultimate value depends upon the future performance of the Company's Common Stock over the term of the option.

  The Company's executive compensation programs are designed to:

  1.Align the interests of executive officers with the long-term interests of shareholders.

  2. Motivate and challenge executive officers to achieve both annual and long-term strategic business goals.

  3.Support an environment that rewards executive officers based upon corporate and individual results.

  4.Attract and retain executive officers best qualified to promote the long-term success of the Company.

  The three basic components of executive officer compensation consist of (1) base salary; (2) annual incentive compensation; and (3) long-term incentives in the form of stock options. The executive officers also participate in employee benefit plans available generally to the Company's employees.

  Base Salary: In determining executive compensation levels, the Committee reviewed compensation levels at non-technical manufacturing companies of comparable size to the Company located in the New England region. The base salary of each executive officer is determined at levels considered appropriate for comparable positions at these peer companies. The Committee's policy is to target base salary at the peer average, ranging to the 75th percentile to reflect special circumstances. In 1998, executive officer base salaries were as a general matter at the peer average, and in any event not above the 75th percentile.

  Annual Incentive Compensation: To reinforce the attainment of Company's goals, the Committee believes that a significant portion of the annual compensation of executive officers should be in the form of variable incentive pay. The Committee instituted a performance-based bonus program for executive officers for 1998, which was based upon earnings per share targets, pursuant to which executive officers could have potentially earned 36% of base salary in cash bonus awards. Based upon actual 1998 performance, no bonuses were paid.

  Long-Term Incentive in Form of Stock Options. The Committee believes that significant management ownership of the Company's stock effectively motivates the building of shareholder wealth and aligns the interests of management with those of the Company's shareholders. The Committee also recognizes the dilutive effect that option grants can have on shareholder value. The Committee seeks to balance the need to provide management motivation with the shareholder cost of doing so. The goal is to use options as both a reward and a motivator.

  Options are issued at a per share exercise price equal to market price on the date of grant and generally become exercisable over four years in equal annual increments, contingent upon the officer's continued employment with the Company. Option grants are reviewed annually by the Stock Option Committee and a total of 37,000 options were issued to employees including executive officers during 1998. For further information with respect to options to the Named Executive Officers, see the tables under the headings "Option Grants in 1998" and "Aggregate Option Exercises in 1998 and Option Values at December 31, 1998," below.

  Chief Executive Officer Compensation. The compensation plan for Mr. Haines contains the same elements and operates in the same manner as the compensation plan described above for the other executive officers. Mr. Haines' base salary is comparable to CEOs at the peer companies utilized by the Committee.

  Mr. Haines has been granted, and currently holds, options to acquire 459,153 shares, including options for 7,500 shares granted in 1998 and options for 238,000 shares granted in 1997. The 1998 options become exercisable (contingent upon continued employment) in four equal annual installments. The 1997 options become exercisable (contingent upon continued employment) in five annual installments, but only if certain performance standards, based upon the market price of the Company's stock, are met. If such standards are not met, this option will become exercisable in 2004. The Committee believes that the options granted to Mr. Haines provide a significant incentive to Mr. Haines and aligns his interest directly with the Company's shareholders. The options also place a significant portion of Mr. Haines' total compensation at risk since the options' value depends on the Company's common stock performance over the option term.

  Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers to the extent that compensation exceeds $1,000,000 per covered officer in any fiscal year. The limitation applies only to compensation, which is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for 1998 did not exceed the $1,000,000 limit per officer, and the Committee does not anticipate that the non-performance-based compensation to be paid the Company's executive officers in the foreseeable future will exceed that limit.

                          Members of the Compensation
                           and Personnel Committee:

                              Joan Carter, Chair
                               Kay Knight Clarke
                                Thomas W. Kahle

Compensation Committee Interlocks and Insider Participation

  At the end of 1998, the Compensation and Personnel Committee consisted of Thomas W. Kahle, Kay Knight Clarke, and Joan Carter (Chair).

  Joan Carter is a Director, President and principal stockholder of UM, which is a major shareholder of the Corporation. See "Certain Relationships and Related Transactions."

Performance Graph

  The following graph compares the five-year cumulative total return (change in stock price plus reinvested dividends) on the Common Stock with the total returns of the American Stock Exchange Market Value Index, a broad market index covering stocks listed on the American Stock Exchange, and the companies in the Sporting and Athletic Goods industry (SIC Code 3949), a group encompassing approximately 23 companies (the "SIC Index").
                       [PERFORMANCE GRAPH APPEARS HERE]

                Comparison of 5 Year Cumulative Total Return of
              CYBEX International, Inc., Amex Market Value Index
                               and the SIC Index

                                     1993  1994     1995   1996    1997    1998
                                     ---- -------  ------ ------- ------- ------
Cybex International, Inc............ $100 $127.50 $ 93.75 $ 98.13 $121.88 $ 42.50
SIC Index...........................  100  103.69   93.33   91.35   89.46   38.96
Amex Mkt. Value Index...............  100   88.33  113.86  120.15  144.57  142.61

  Assumes $100 invested on December 31, 1993 and dividends are reinvested.
Source: Media General Financial Services.

Summary Compensation Table

  The following table sets forth information with respect to the compensation for 1998, 1997, and 1996 of the persons (sometimes collectively referred to as the "Named Executive Officers") who were, during 1998, the Chief Executive Officer, and all other executive officers of the Corporation at the end of 1998 or who served as an executive officer at any time during 1998 whose salary and bonus exceeded $100,000 for the year. Includes compensation received by such individuals from Trotter prior to the Merger.

                                    Annual
                               Compensation(1)  Long Term Compensation
                               ---------------- Securities Underlying     All Other
                          Year  Salary   Bonus    Options (#)(2)(3)    Compensation(4)
                          ---- -------- ------- ---------------------- ---------------
Name and Principal
 Position
Peter C. Haines.........  1998 $372,019 $   --           7,500             $9,132
 President and Chief
 Executive Officer        1997  338,700  72,250        238,000              5,457
                          1996  300,000     --             --               5,892
William S. Hurley.......  1998  179,914     --           7,500              8,484
 Vice President-Chief
 Financial Officer        1997  150,000  37,055          5,000              2,067
                          1996   42,017     --          42,730                640
Karen A. Slein..........  1998  129,558     --           5,500              5,807
 Vice President-Human
 Resources                1997   98,762  25,596          5,000              1,936
                          1996   83,602     --          10,683                577
Raymond Giannelli.......  1998  170,914     --             --               7,874
 Sr. Director-Research
 and Development          1997  134,423  34,934         21,000              3,182
                          1996  123,000     --          10,682              4,341
Gregory M. Davall.......  1998  165,998     --             --                 --
 Former Vice President--
 Manufacturing (5)        1997    2,885     --          15,000                --
                          1996      --      --             --                 --

--------
(1) In accordance with the rules of the Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for the officer for such year.
(2) The 1996 option grants to Mr. Hurley, Mr. Giannelli and Ms. Slein represent stock options granted by Trotter. This column excludes in all other cases the options issued in the Merger upon conversion of outstanding Trotter options. See footnote 3.
(3) Options to purchase Trotter shares held by certain of its officers, directors and employees were converted in the Merger to options to purchase an aggregate of 436,920 shares of the Corporation's Common Shares, including as follows: Peter C. Haines (213,653), William S. Hurley (42,730), Raymond Giannelli (21,365) and Karen A. Slein (10,683).
(4) Consists of the sum of (a) contributions made by Trotter under the 401(k) plan in which it participated or by the Corporation under its 401(k) Plan, which for 1998 aggregated $7,686 for Mr. Haines, $6,135 for Mr. Hurley, $5,134 for Ms. Slein and $6,455 for Mr. Giannelli; and (b) the taxable portion of group term life insurance over $50,000, which for 1998 aggregated $1,446 for Mr. Haines, $2,349 for Mr. Hurley, $673 for Ms. Slein, and $1,419 for Mr. Giannelli.
(5) Mr. Davall's employment commenced December, 1997 and ended September,
    1998.

                             Option Grants in 1998

  The following table shows all grants of options to the Named Executive Officers of the Corporation in 1998:

                                                                             Potential Realizable Value at
                                                                             Assumed Annual Rates of Stock
                                       Individual Grants (1)                Appreciation for Option Term (2)
                         ------------------------------------------------- ------------------------------------
                                         % of Total
                            Options    Options Granted Exercise
                            Granted     to Employees    Price   Expiration
Name                     (# of shares)     in 1998      ($/Sh)     Date      0% ($)     5% ($)       10% ($)
----                     ------------- --------------- -------- ---------- ---------- ------------ ------------
Peter C. Haines.........     7,500          20.3%      $4.3125   12/10/08   $      0  $     20,341 $     51,548
William S. Hurley.......     7,500          20.3%       4.3125   12/10/08          0        20,341       51,548
Karen A. Slein..........     5,500          14.9%       4.3125   12/10/08          0        14,917       37,802
Raymond Giannelli.......       --
Gregory M. Davall.......       --

--------
(1) The options were granted under the terms of the Corporation's Stock Option Plan at a per share exercise price equal to the market price of a Common Share on the date of grant. The options become exercisable over four years in annual increments of 25% beginning one year after the date of grant. The Stock Option Committee has the right to accelerate the exercisability of any of the options.
(2) The potential realizable value is the product of (a) the difference between: (i) the product of the per-share market price at the time of the grant and the sum of 1 plus the adjusted stock price appreciation rate (i.e., the assumed rate of appreciation compounded annually over the term of the option) and (ii) the per-share exercise price of the option; and
    (b) the number of securities underlying the grant at fiscal year-end. The dollar amounts under these columns are the result of calculations at 0% and the 5% and 10% assumed rates of appreciation prescribed by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, of the market price of the Corporation's Common Shares. The actual value that any Named Executive Officer may realize, if any, will depend on the amount by which the market price of the Common Shares at the time of exercise exceeds the exercise price.

                    Aggregated Option Exercises in 1998 and
                      Option Values at December 31, 1998

  The following table provides information as to the value of options held by the Named Executive Officers at year-end measured in terms of the closing price of a Common Share on December 31, 1998 ($4.25 per share). None of the Named Executive Officers exercised any options during 1998.

                                                   Number of Securities     Value of the Unexercised
                            Shares     Value      Underlying Unexercised     In-the-Money Options at
                         Acquired on  Realized Options at Dec. 31, 1998 (#)   Dec. 31, 1998 ($)(2)
Name                     Exercise (#)  ($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable
----                     ------------ -------- ---------------------------- -------------------------
Peter C. Haines.........     --         --           213,653/245,500                  $0/$0
William S. Hurley.......     --         --             43,730/11,500                  $0/$0
Raymond Giannelli.......     --         --             25,565/16,800                  $0/$0
Karen A. Slein..........     --         --              11,683/9,500                  $0/$0
Gregory M. Davall.......     --         --                       --                     --

--------
(1) Value realized is the difference between the market price of a Common Share on the date of exercise and the exercise price of the option, multiplied by the number of Common Shares underlying the option.
(2) Value of unexercised "in-the-money" options is the difference between the market price of a Common Share on December 31, 1998 and the exercise price of the option, multiplied by the number of Common Shares underlying the option.

Employment Agreements

  The Corporation has entered into employment agreements with its executive officers. Under these agreements, the employment may be terminated with or without cause at any time. In the event that the Corporation terminates the officer's employment other than "for cause", the Corporation is obligated to continue normal salary payments for up to one year. The employment agreements of the executive officers other than Mr. Haines provide that upon a change of control, as defined, the officer may resign and continue to receive salary for up to six months. Pursuant to the agreement, each officer has agreed not to compete with the Corporation during his employment and for a period of two years thereafter.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of March 31, 1999, information with respect to the number of Common Shares of the Corporation beneficially owned by each director and nominee for director of the Corporation, by each of the Named Executive Officers identified herein under the caption "Summary Compensation Table", except Mr. Davall (who is no longer employed by the Company and as to whom the number of shares owned, if any, is not known), and by all directors and executive officers of the Corporation as a group. Except as otherwise indicated, all shares are owned directly.

                                                 Amount and Nature of Percent
            Name of Beneficial Owner             Beneficial Ownership of Class
            ------------------------             -------------------- --------
UM Holdings Ltd.................................      4,218,156(1)      48.6%
56 Haddon Avenue
Haddonfield, New Jersey 08033
Surgical Appliance Industries, Inc(2)...........        529,600          6.1%
3960 Rosslyn Drive
Cincinnati, Ohio 45209
John Aglialoro, Chairman(3).....................      4,227,856(4)      48.7%
Joan Carter, Vice Chair(3)......................      4,219,939(4)      48.6%
Peter C. Haines, President, CEO, Director.......        213,653(5)       2.4%
William S. Hurley, Vice President--Chief Finan-
 cial Officer...................................         53,730(5)         *
Karen A. Slein, Vice President--Human Re-
 sources........................................         11,683(5)         *
Raymond Giannelli, Senior Director--Research &
 Development....................................         25,565(5)         *
James H. Carll, Director........................          5,783            *
Kay Knight Clarke, Director.....................          3,662            *
Arthur W. Hicks, Jr., Director..................         44,513(5)         *
Thomas W. Kahle, Director.......................         12,151(5)         *
Jerry Lee, Director.............................         11,056(5)         *
Alan H. Weingarten, Director....................          6,650            *
All directors, nominees and executive officers
 as a group
 (consisting of 12 persons).....................      4,592,520(5)      51.1%

--------
* Less than 1%
(1) Represent shares owned by its wholly-owned subsidiaries, UM Equity Corp. and UM Investment Corporation. These shares have been pledged to a financial institution to secure a loan to UM Holdings Ltd. in the normal course of its business, which pledge could result in a change of control of the Corporation.
(2) The information concerning Surgical Appliance Industries, Inc. was provided by the shareholder. The Corporation assumes no responsibility for the accuracy of such information. The natural person exercising voting and investment power over such shares is L. Thomas Applegate, President of Surgical Appliance Industries, Inc.
(3) Mr. Aglialoro and Ms. Carter's address is the same as UM.
(4) Includes 4,218,156 shares beneficially owned by UM Holdings Ltd., of which Mr. Aglialoro and Ms. Carter are the principal stockholders and act as executive officers and directors. While Mr. Aglialoro and Ms. Carter are married, each has sole voting and investment power with respect to his or her shares of Common Stock, and the amount next to each person's name reflects the number of shares owned by such person and excludes shares owned by the other.
(5) The amount next to individual's name includes shares which the individual has the right to acquire within sixty days through the exercise of stock options, as follows: Mr. Haines, 213,653 shares; Mr. Hurley, 43,730 shares; Mr. Giannelli, 25,565 shares; Ms. Slein, 11,683 shares; Mr. Hicks, 42,730 shares; Mr. Kahle, 2,000 shares; Mr. Lee, 4,273 shares. The number of shares which all directors and executive officers as a group have the right to acquire within sixty days is 318,069 shares of Company Common Stock. In each case the percent of class is calculated on the basis that such shares are deemed outstanding. No voting or investment power exists with respect to shares prior to acquisition.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of l934 requires the Corporation's officers and directors, and any persons who own more than ten percent of the Corporation's Common Shares, to file reports of initial ownership of the Corporation's Common Shares and subsequent changes in that ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten-percent beneficial owners are also required to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Corporation, or written representations from certain reporting persons that no Forms 5 were required, the Corporation believes that during 1998 all Section 16(a) filing requirements were complied with, except reports for one transaction between UM and Mr. Lee were filed late by UM, Mr. Lee, Mr. Aglialoro and Ms. Carter.

              PROPOSAL FOR AMENDMENT OF 1995 STOCK RETAINER PLAN
                           FOR NONEMPLOYEE DIRECTORS

                               (Proposal No. 2)

  In June 1995, the Shareholders approved the 1995 Stock Retainer Plan for Nonemployee Directors (the "Retainer Plan"). The Shareholders will be requested at the Annual Meeting to approve an amendment to the Retainer Plan to reserve an additional 75,000 Common Shares for issuance thereunder. The Board believes that the number of shares remaining available for issuance will be insufficient to achieve the purpose of the Retainer Plan over the term of the Plan unless the additional shares are authorized.

  The Retainer Plan provides that each nonemployee director of the Corporation will receive an annual retainer, of which 70% will be payable in Common Shares rather than in cash. The Board believes that the payment of the annual retainer in Common Shares (1) furthers the identity of interest of the nonemployee directors with the interest of the Corporation's other shareholders, (2) stimulates and sustains constructive and imaginative thinking by such nonemployee directors, and (3) induces the service or continued service of the most highly qualified individuals to serve as nonemployee directors of the Corporation.

Description of the Plan

  The Retainer Plan provides that each person serving as a nonemployee director will be issued a number of shares of stock of the Corporation (a "Stock Retainer") equal to an amount obtained by dividing 70% of his annual retainer for the year by the fair market value of a Common Share on January 1 of such year. In the event a Stock Retainer is paid to a person who shall have commenced or ceased service during the year, his Stock Retainer is adjusted to reflect the percentage of the year during which he served as a nonemployee director. Common Shares received pursuant to a Stock Retainer may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of until at least six months and one day after the payment date. No Stock Retainer will be issued to a nonemployee director who is removed for cause, as specified in the Company's Restated Certificate of Incorporation, as the same may be amended.

  Only nonemployee directors are eligible to participate in the Retainer Plan. As defined in the Retainer Plan, a nonemployee director is an individual who serves as a director of the Company and who is not an officer or employee of the Company or its subsidiaries. After the Annual Meeting there will be seven nonemployee directors of the Corporation.

  The Stock Retainer received with respect to 1998 by each nonemployee director who served throughout the year was 1,034 shares.

Certain Federal Income Tax Consequences

  Assuming that the nonemployee directors who participate in the Retainer Plan are subject to the reporting and short swing profit recovery provisions of
Section 16 of the Exchange Act, absent a timely written election pursuant to
Section 83(b) of the Internal Revenue Code of 1986 filed with the Internal Revenue Service, a nonemployee director who receives Common Stock under the Retainer Plan generally will recognize income six months after the grant of such Common Stock in an amount equal to the fair market value (on such date) of the shares of Common Stock received. Provided that the amount of ordinary income taxable to the nonemployee director constitutes an ordinary and necessary business expense and is reasonable, the Company will be entitled to a deduction in an equivalent amount.

Accounting Treatment of Stock Retainers

  The issuance of shares in payment of annual retainers results in compensation expense based on the fair market value of such shares.

Termination and Amendment

  The Retainer Plan terminates on March 7, 2005 (unless sooner terminated by the Board of Directors). The Retainer Plan may be amended, suspended or terminated by the Board of Directors without shareholder approval, except as specified in Section 8 of the Retainer Plan (which effectively prohibits the amendment of the Retainer Plan more than once every six months in a manner that would affect the formula by which Common Shares are issued to nonemployee directors thereunder).

Vote Required and Board Recommendation

  The affirmative vote of at least a majority of the votes cast at the Annual Meeting, in person or by proxy, is required for approval of the amendment to the Retainer Plan. For purposes of determining the number of votes cast with respect to the matter, only those votes cast "for" or "against" are included, and abstentions and broker non-votes are not counted.

  The Board of Directors recommends a vote FOR the proposal.

                SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
                            FOR 2000 ANNUAL MEETING

  Any proposals by a shareholder intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Corporation no later than December 17, 1999 and be in compliance with applicable Securities and Exchange Commission regulations, for inclusion in the Corporation's proxy statement relating to such meeting.

  The Corporation's by-laws provide that any shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such shareholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage pre-paid, to the Secretary of the Corporation not later than (i) with respect to an election held at an annual meeting of shareholders, 90 days in advance of such meeting and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. A copy of the pertinent by-law provision, which sets forth additional requirements for the form of such notice, is available on request to the Corporate Secretary, Cybex International, Inc., 10 Trotter Drive, Medway, Massachusetts 02053.

  In accordance with Rule 14a-4(c) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the holders of proxies solicited by the Board of Directors in connection with the 2000 Annual Meeting may vote such proxies in their discretion on certain matters as more fully described in such rule, including without limitation on any matter coming before the meeting as to which the Corporation does not have notice on or before March 2, 2000.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Corporation for the fiscal year ending December 31, 1999. Representatives of Arthur Andersen LLP are expected to attend the 1999 Annual Meeting of Shareholders of the Corporation and will be afforded an opportunity to make a statement and to respond to appropriate questions.

  On September 10, 1997, the Corporation engaged Arthur Andersen LLP, independent certified public accountants, as the Corporation's independent accountants to audit the Corporation's financial statements for the year ending December 31, 1997. Such new accounting firm was engaged in replacement of Ernst & Young LLP, independent auditors, who had previously been engaged for the same purpose, and whose dismissal was effective the same date. The decision to change accountants was approved by the Audit Committee of the Corporation's Board of Directors.

  The reports of Ernst & Young LLP on the Corporation's financial statements for the 1996 and 1995 fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Corporation's financial statements for each of the two fiscal years ended December 31, 1996, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the matter in their report.

                            SOLICITATION OF PROXIES

  Proxies may be solicited by directors, officers and a small number of regular employees of the Corporation personally or by mail, telephone, telegraph or otherwise, but such persons will not be specially compensated for such service. Banks and brokers will be requested to solicit proxies from their customers, where appropriate, and the Corporation will reimburse them for their reasonable expenses. The cost of such solicitation will be borne by the Corporation.

                                 OTHER MATTERS

  Management is not aware of any matters to be presented for action at the meeting other than the election of directors and does not intend to bring any other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the holders of proxies solicited hereby will vote thereon in their discretion.

                                          By Order of the Board of Directors

                                          Joan Carter
                                          Secretary

Medway, Massachusetts
April 16, 1999

                                   APPENDIX

                       [NOT ATTACHED TO PROXY STATEMENT
                        AS DISTRIBUTED TO STOCKHOLDERS]

                           CYBEX INTERNATIONAL, INC.
                             AMENDED AND RESTATED
              1995 STOCK RETAINER PLAN FOR NONEMPLOYEE DIRECTORS
                       AS AMENDED EFFECTIVE MAY 18, 1999



     1. Purpose. The Cybex International, Inc. 1995 Stock Retainer Plan for Nonemployee Directors (the "Plan") is intended (i) to further the identity of interests of the directors of Cybex International, Inc. (the "Company") who are neither officers nor employees of the Company or its subsidiaries ("Nonemployee Directors") with the interests of the Company's shareholders, (ii) to stimulate and sustain constructive and imaginative thinking by such Nonemployee Directors, and (iii) to induce the service or continued service of the most highly qualified individuals to serve as Nonemployee Directors of the Company.

     2. Participants. All Nonemployee Directors are eligible to participate in the Plan and each such director will participate as described in Section 4 hereof.

     3. Common Stock Available under the Plan. The aggregate number of shares of common stock, $.10 par value per share ("Common Stock"), of the Company that may be issued under this Plan shall be 110,000 shares of Common Stock, which may be authorized and unissued shares or treasury shares, subject to any adjustments made in accordance with Section 6 hereof. If any shares of Common Stock issued pursuant to a Stock Retainer (as defined below) shall, after issuance, be reacquired by the Company for any reason, such shares may again be issued pursuant to the Plan, to the extent permitted by Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     4. Stock Retainer. (a) Except as provided herein, from and after January 1, 1998, on December 31 of each calendar year (each, a "Payment Date"), each person serving as a Nonemployee Director on such Payment Date will, for service as such, be issued a number of shares of Common Stock ("Stock Retainer") equal to the quotient obtained by dividing (i) seventy percent (70%) of his annual retainer (the "Retainer Amount") by (ii) the Fair Market Value (as defined herein) of a share of Common Stock on January 1 of such calendar year. To the extent that such calculation does not result in a whole number of shares, the fractional share shall be rounded upwards to the next whole number so that no fractional shares shall be issued.

     (b) In the event that a Stock Retainer is to be paid on a Payment Date to a Nonemployee Director who shall have commenced service as a Nonemployee Director subsequent to the immediately preceding Payment Date, his Stock Retainer shall be adjusted to reflect the percentage of the year during which such Nonemployee Director served as such.

     (c) In the event a Nonemployee Director shall cease to serve as a director of the Company between Payment Dates, such person shall receive a Stock Retainer equal to the Stock Retainer that would otherwise have been paid on the immediately following Payment Date had such person continued to serve, adjusted to reflect the percentage of the year during which such person served as a Nonemployee Director, and such Stock Retainer shall be paid as soon as practicable following the date the Nonemployee Director ceases to serve as a director of the Company.

     (d) The stock certificate representing the Stock Retainer shall be delivered to each Nonemployee Director as soon as practicable following each Payment Date. After the delivery of the shares, each Nonemployee Director shall have all the rights of a shareholder with respect to such shares (including the right to vote such shares and the right to receive all dividends paid with respect to such shares); provided, however; shares of Common Stock received pursuant to a Stock Retainer in respect of a Payment Date may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of until at least six months and one day after such Payment Date.

     (e) Notwithstanding the foregoing, no Stock Retainer will be issued to a Nonemployee Director who is removed for cause, as specified in the Company's Restated Certificate of Incorporation, as the same may be amended.

     5. Fair Market Value. For purposes of this Plan, Fair Market Value shall be the closing price for the Company's Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on the date of calculation) if the Company's Common Stock is readily tradeable on a national securities exchange or other market system, and if the Company's Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Board of Directors as the fair market value of the Common Stock of the Company.

     6.  Adjustment Provisions.

     (a) In the event that any reclassification, split-up or consolidation of the Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or for shares of the stock or other securities or property of any other corporation or person, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (i) the number and class of shares that may be issued pursuant to Stock Retainers thereafter paid, and (ii) the number and class of shares that have not been issued under effective Stock Retainers, shall in each case be equitably adjusted as determined by the Board of Directors.

     (b) In the event that any spin-off or other distribution of assets of the Company to its shareholders shall occur, the number and class of shares that may be issued pursuant to Stock Retainers thereafter paid shall be equitably adjusted as determined by the Board of Directors.

     7.  General Provisions.

     (a) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue to serve as a Nonemployee Director of the Company.

     (b) No shares of Common Stock shall be issued pursuant to a Stock Retainer unless and until all legal requirements applicable to the issuance of such shares have been complied with in the opinion of counsel to the Company. In connection with any such issuance, the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

     (c) No person (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Retainer except as to such shares of Common Stock, if any, as shall have been issued to him.

     (d) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to Nonemployee Directors that the Company now has or may hereafter put into effect.

     (e) It shall be a condition to the obligation of the Company to issue shares of Common Stock hereunder, that the participant pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company shall have no obligation to issue, and the participant shall have no right to receive, shares of Common Stock.

     8.  Duration, Amendments and Termination.

     (a) No Stock Retainers shall be paid under this Plan with respect to any period beginning after March 7, 2005. The Board of Directors may amend or suspend the Plan from time to time or terminate the Plan at any time; provided, however, that (i) no amendment shall become effective without the approval of the shareholders of the Company to the extent shareholder approval is required in order to comply with Rule 16b-3, and (ii) neither the Retainer Amount, nor any other provision of this Plan affecting the number of shares of Common Stock receivable pursuant to a Stock Retainer or the frequency with which Stock Retainers are paid, shall be amended or otherwise modified more than once every six months, except as may be necessary or appropriate to comport with the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974, as either of the same may be amended, or the rules and regulations promulgated thereunder.

     (b) No amendment, suspension or termination of this Plan shall adversely affect any Stock Retainer theretofore paid.

     9. Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

     10. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

     11. Effective Date. (a) This Plan was effective as of January 1, 1995 (the "Effective Date"), the Amendment and Restatement thereof was effective as of January 1, 1998, and the amendment thereto was effective May 18, 1999.

         (b) This Plan shall terminate on March 7, 2005 (unless sooner terminated by the Board of Directors).

                                REVOCABLE PROXY
                          CYBEX INTERNATIONAL, INC.
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                       PROXY FOR HOLDERS OF COMMON STOCK
              Proxy Solicited on Behalf of The Board of Directors

  The undersigned hereby appoints PETER C. HAINES, WILLIAM S. HURLEY and JAMES
H. CARLL, or any of them, with full power of substitution, the proxy of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of CYBEX International, Inc. to be held on May 18, 1999, or at any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of CYBEX International, Inc. which the undersigned would be entitled to vote if personally present:

                                  C O M M O N


                                       For      Withhold      For All Except
1. The election as directors of all    [_]       [_]              [_]
   nominees listed (except as marked
   to the contrary below):

   Joan Carter           Alan H. Weingarten

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. Amendment to 1995 Stock Retainer    For      Against         Abstain
   Plan for Non-Employee Directors     [_]       [_]              [_]


3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.


   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed above and for Item 2 above. This proxy may be revoked at any time prior to the time it is voted.

   When signing the proxy, please date it and take care to have the signature conform to the shareholder's name as it appears on this proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

   You are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.
                                          --------------------------------
Please be sure to sign and date            Date
  this Proxy in the box below.
---------------------------------------------------------------------------



--- Shareholder sign above-------------Co-holder (if any) sign above------

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                           CYBEX INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

                                REVOCABLE PROXY
                          CYBEX INTERNATIONAL, INC.
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                       PROXY FOR HOLDERS OF COMMON STOCK
              Proxy Solicited on Behalf of The Board of Directors

  The undersigned hereby appoints PETER C. HAINES, WILLIAM S. HURLEY and JAMES
H. CARLL, or any of them, with full power of substitution, the proxy of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of CYBEX International, Inc. to be held on May 18, 1999, or at any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of CYBEX International, Inc. which the undersigned would be entitled to vote if personally present:

                                    E S O P

                                       For      Withhold      For All Except
1. The election as directors of all    [_]       [_]              [_]
   nominees listed (except as marked
   to the contrary below):

   Joan Carter           Alan H. Weingarten

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. Amendment to 1995 Stock Retainer    For      Against         Abstain
   Plan for Non-Employee Directors     [_]       [_]              [_]


3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.


   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed above and for Item 2 above. This proxy may be revoked at any time prior to the time it is voted.

   When signing the proxy, please date it and take care to have the signature conform to the shareholder's name as it appears on this proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

   You are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.
                                          --------------------------------
Please be sure to sign and date            Date
  this Proxy in the box below.
---------------------------------------------------------------------------



--- Shareholder sign above-------------Co-holder (if any) sign above------

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                           CYBEX INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------